UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  April 29, 2013

Professional Diversity Network, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	001-35824	83-0374250
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

801 W. Adams Street, Suite 600
Chicago, Illinois 60607
(312) 614-0950
 (Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On April 29, 2013, Professional Diversity Network, Inc. issued a press release announcing that its Board of Directors approved a $1 million share repurchase program. The full text of the press release issued in connection with the announcement of the share repurchase program is attached hereto as Exhibit 99.1 to this Current Report on Form 8−K and incorporated herein by reference.

Item 9.01.    Financial Statement and Exhibits.

(d) Exhibits

99.1	Press release of Professional Diversity Network, Inc., dated April 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL DIVERSITY NETWORK, INC.

Date: April 29, 2013	By:	/s/	James Kirsch
James Kirsch
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Professional Diversity Network, Inc., dated April 29, 2013.